
WELCOME TO A
NEWAGE™
NASDAQ: **NBEV**

Safe Harbor

This presentation includes "forward-looking statements," within the meaning of the U.S. Securities Act of 1933, as amended and the U.S. Securities Exchange Act of 1934, as amended, or the "Exchange Act." Forward-looking statements are not based on historical information and include, without limitation, statements regarding our future financial condition and results of operations, business strategy and plans and objectives of management for future operations. Forward-looking statements reflect our current views with respect to future events. The words "may," "will," "expect," "intend," "anticipate," "believe," "project," "estimate" and similar expressions identify forward-looking statements. These forward-looking statements are based upon estimates and assumptions made by us or our officers that, although believed to be reasonable, are subject to certain known and unknown risks and uncertainties that could cause actual results to differ materially and adversely as compared to those contemplated or implied by such forward-looking statements. Such risks include those described in Item 1A. "Risk Factors" of our 2019 Annual Report on Form 10-K for the year ended December 31, 2020 and the Form 10-Q for the three months ended March 31, 2021.

All forward-looking statements involve risks, assumptions and uncertainties. You should not rely upon forward-looking statements as predictors of future events. The occurrence of the events described, and the achievement of the expected results, depend on many events, some or all of which are not predictable or within our control. Actual results may differ materially from expected results. These risks, assumptions and uncertainties are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. All of the forward-looking statements we have included in this presentation are based on information available to us on the date of this presentation. We undertake no obligation, and specifically decline any obligation, to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation might not occur.

NEWAGE
Live Healthy.

Who We Are

NewAge is a social selling and distribution company with a network of more than 400,000 brand partners across 75 countries.

More than 80% of the business is ordered and fulfilled online, and more than 80% is delivered **direct** to consumers homes.

We build **healthy,** functionally superior brands in 3 platforms including; health & wellness, healthy appearance, & nutritional performance.

Premise to create NewAge

Initial Assessment

Changing Consumer Purchasing



Retailer/ Channel Disintermediation



Competitors Ripe for Disruption


Coca-Cola

Initial Approach

*Portfolio of Healthy Functional **Beverages***

Differentiated Route-to-Market

Strategy Evolution

*Portfolio of Healthy Functional **(Brands)***

*Differentiated **(Direct)** Route-to-Market and **Channels***

Social and Word-of-Mouth Brand Building

NEWAGE

Traditional Retail Dilemma For Startups/ Small Consumer Companies



- Sales cycle…+slotting, marketing, & other fees
- Authorization vs. distribution to outlet
- Massive assortment/shelf space/merchandising
- Shopping "Sea of Confusion"
- Replenishment/Electronic Data Interchange
- Payment and terms

50 margin points



- Sales cycle
- Brokers, other fees
- Route to Market complexity/costs
- Distributor education, training
- Distributor focus, management
- Payment and terms, fees & penalties

30 margin points

Word of mouth/social leading purchase influence in every major market of the world

Top Marketing Channels by Region — % of Consumers That Selected These as Extremely and Very Influential


% of population
Change in share of population, pp (2019/16)
Friends' social media posts or mentions
Friends/family recommendations
Independent consumer reviews
Loyalty Rewards Program
Middle East and Africa
Latin America
Asia Pacific
Europe
North America

Source: Euromonitor International's Lifestyles Survey (2019)

Where we are now?

PROFORMA SNAPSHOT

$500MM	Net Revenue
70%	Gross Margin
$30MM	EBITDA
$100MM	Cash
$450MM	Assets
75	Countries
400,000	Independent Reps
80%	Ordered Online
80%	Home Delivery



>$500MM
$600
$500
$400
$300
$200
$100
$0
2016
2017
2018
2019
2020

NEWAGE

Where we are we headed?





E-Commerce



Home is the new multifunctional hub. It’s now the office, the school, the gym, the safe-haven, the restaurant, the retail store and more.

Traditional CPG in traditional B&M Retail is…challenged.

NEWAGE

NewAge consumer retention model



Organic Brand & Company Content
Repurpose Industry Content
Micro-Influencer Campaigns
SEO/links, Geotarget Optimize
Consumer Recruitment To Shopping Portals
KwikClik
Marketplaces
Other Channels
Individual Brand Sites
New Age Portfolio Site
Consumer Engagement Within business system
Purchase Experience
Product Experience
Community Experience
Consumer Retention and Evolution
Consumer
- Experiences
- Channel promos
- Free Shipping
Subscriber
- SWAG
- Discounts/Offers
Affiliate
- Referral bonuses
- Insider engagement
Advocate
- Direct sales in home
- 53% commissions
- Incentives, Stock
NEWAGE

KWIKClick Social Selling/Sharing Technology for all brands

1. Campaign Creation

- Brands list their products on KWIKClick's Marketplace
- Brands list their products at full *retail*, provide products at *wholesale* price to KwikClick
- Payment processing done via KWIKClick, fulfillment by brand


KWIKCLICK

2. Social Media Participants

- KWIKClick invests a percent of the wholesale cost to retail price discount to incentive sales
- Each time a sale occurs, a link (path) is created to be shared by the participants on various platforms to increase awareness

3. Residual Income

- KWIKClick captures relationships and shares % of "retail" markup
- Retail markup discount share incents participants to share on social media, and expand the brands sales

4. Path Sharing

- Each time a purchase is made, KWIKClick's patented technology records the linkage and relationship
- Technology records infinite number of levels between original buyer and the final purchaser

NEWAGE

KWIKCLICK

HOW IT WORKS

Buy. Share. Earn.

Let's follow how Sabrina, a fitness influencer with 100k followers, uses KWIKClick to earn big.


1

Sabrina has partnered with a nutrition bar brand and endorses their product with an Instagram story.


2

The story contains a link where her followers can swipe up to buy the product.


3

100 of her fans buy a box of bars from her story, and she earns $15 from each, with a total earning of $1500.

But the earning doesn't stop there, because the secret weapon of Kwikclick is in the **exponential potential of sharing.**


4

Her fans can now share a link, and each that sells a box of bars make the same $15 commission Sabrina made originally, and Sabrina makes an additional $7.50 (50% of her original).


5

The followers of those fans can also earn, with each level of commission halved. The brand controls commission levels to eliminate risk.


6

Sabrina makes over $20,000 from one Instagram story, and her followers earn thousands as well. The brand benefits from exponential sales growth from tapping into the depth of social tribes.

KEY FEATURES

1. KWIKClick is an all new influencer marketing approach that allows influencers and brands to **tap into the depth of their reach.**
2. KWIKClick requires **participants to actually buy the product** before they are able to share and earn. Provides revenue growth and genuine recommendation content.
3. KWIKClick provides a new and **innovative channel for brand marketers** who want to streamline and isolate their deals/offering.
4. **Mobile first app** plus website for users to track performance.
5. **Test & learn capabilities** through "plug n play" program.
6. KWIKClick takes care of all the **commission tracking and payouts** for brands.

Proprietary SmartLink Enabled Social Selling to Facilitate Frictionless Checkout


simo_moretti1
Follow
1,139 posts
41.1k followers
Simona Moretti
Entrepreneur
Mamma di TOMMASO
LifeStyle Specialist
PER INFO SUL MIO STILE DI VITA:
wa.me/393914270223


WhatsApp
WEB
FEATURES
DOWNLOAD
n WhatsApp with +39 391 427 022
CONTINUE TO CHAT


LINE




luisa_rossi82 • Follow
luisa_rossi82 Dopo 3 giorni di " abbuffate", si riparte con uno #Stiledi vitasano.
Non da domani, ma da oggi!!!
E' normale svegliarci il giorno dopo e pesare kg in più e vedersi molto più gonfi, ma non vi preoccupate, quelli non sono kg in più di grasso.
Quindi da cosa inizio? Dall 'idratazione che é fondamentale!!!
Io lo faccio con la mia #puritibottle
Almeno 2 litri per reidratare il corpo ed eliminare i liquidi in eccesso accumulati in questi giorni.
La Puritii Bottle è un sistema portatile brevettato, per poter
Liked by ariixcorp and 127 others
DECEMBER 27, 2020
Add a comment...
Post

NEWAGE

LiveStreaming/Tik Tok








NATURE'S
NATURE'S

NEWAGE

WeChat Daily Groups/Little Redbook Posts



HAPE果昔的使用方
APE90黄金套组的使用
SHAPE轻断食期间
如何度过平台期?
Noni
天堂之力
奶油肌"初恋霜"
——晚霜
✔ 淡纹抗老，焕现柔嫩光彩
干皮救星"智慧乳
——保湿乳
✔ 强韧维稳，构筑屏障
抗皱亮白"发光瓶"
——精华液
爆款
买它!!
深层保湿"聪明水"
——美肌水
✔"自我渗透"的神仙水
肌肤"吸尘器"
——洁颜乳
✔ 卸妆·洁面二合一
2020年的我
秋冬季节
减肥的
黄金期
小红书
好贵 好贵
好才会贵
海边出游
护肤攻略
柠檬敷脸
能美白?
长期保养 伤害
同~龄~人~
秋天过敏
如何
不反
不甜的水果
含糖量就低吗?

Summary

- Millennials and >50% of population, shop, buy and intake media differently
- New ways to build brands – everyone trending to *direct*
- Consumer recruitment is the starting point, $$ are in retention…

  …and converting consumers, to subscribers, to affiliates, to advocates

- Advocates (Brand Partners) long-term driver of competitive advantage

  …coupled with the database of 100's of millions of consumers

NEWAGE


WELCOME TO A
NEWAGE™
NASDAQ: **NBEV**